SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                 FORM 8-K


                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) October 18, 1999


                        COOKER RESTAURANT CORPORATION
          (Exact name of Registrant as specified in its Charter)


                                 Delaware
               (State or other jurisdiction of incorporation)


          1-13044                                      62-1292102
   (Commission File Number)                (IRS Employer Identification No.)


                           5500 Village Boulevard
                        West Palm Beach, FL  33407
            (Address of principal executive office) (Zip Code)




    Registrant's telephone number, including area code:   (561) 615-6000

Item 4.  Changes in Registrant's Certifying Accountant.

    (a)  Resignation of Registrant's Certifying Accountant.

         (i) KPMG LLP was previously the principal accountants for Cooker Restaurant Corporation. On October 18, 1999, that firm resigned.

         (ii)     KPMG's report on Registrant's financial
statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, and was neither qualified nor modified as to uncertainty, audit scope, or accounting principles.

         (iii) During Registrant's two most recent fiscal years and any subsequent interim period preceding such resignation, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of KPMG, would have caused them to make reference to the subject matter of the disagreement(s) in connection with their opinion.

         (iv) During Registrant's two most recent fiscal years and any subsequent interim period preceding such resignation, Registrant has had no reportable events as defined in Item
304(a)(1)(v) of Regulation S-K.

Item 7.  Financial Statements and Exhibits.

         Exhibits

         16     Letter regarding resignation of Certifying
                Accountant.


                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                COOKER RESTAURANT CORPORATION


Date: October 22, 1999          By: /s/ Henry R. Hillenmeyer
                                   Henry R. Hillenmeyer, Chairman
                                   of the Board and CEO